UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 27, 2007

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)	88-0450923 (IRS Employer Identification No.)

 5804 E. Slauson Ave.,
Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

Item 1.01 Entry Into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On November 13, 2007, Blue Holdings, Inc. (the “Registrant”) agreed to issue 1,000,000 shares of a newly formed Series A Convertible Preferred Stock (the “Series A Preferred”) in satisfaction of $2,556,682 of advances made to the Registrant by Paul Guez, the Registrant’s Chairman of the Board and majority stockholder. The shares of Series A Preferred were convertible into 3,479,899 shares of the common stock of the Registrant based on a conversion formula equal to the price per share ($2.556682) divided by the conversion price ($0.7347) multiplied by the total number of shares of Series A Preferred issued (1,000,000). The conversion price equaled the average closing price of a share of the Registrant's common stock as quoted on the NASDAQ Capital Market, over the 20 trading days immediately preceding November 13, 2007, the closing date of the transaction.

Subsequent to the transaction, and in connection with the Registrant’s application for additional listing of the shares of common stock underlying the Series A Preferred, the Registrant was advised orally by NASDAQ Listing Qualifications that the terms of the Series A Preferred did not comply with specified NASDAQ Marketplace Rules relating to shareholder approval and voting rights.

As a result of those discussions, and as a result of subsequent negotiations with Mr. Guez, on November 28, 2007, the Registrant rescinded the purchase transaction of the Series A Preferred (effective as of November 13, 2007, the date that the transaction originally closed) and entered into a new transaction with Mr. Guez pursuant to a Preferred Stock Rescission and Purchase Agreement dated November 28, 2007, whereby the Registrant issued 1,000,000 shares of an amended and restated form of the Series A Convertible Preferred Stock (the “New Series A Preferred”) in consideration for (i) the cancellation of the $2,556,682 of advances made to the Registrant by Mr. Guez (which again became due and owing to the Registrant as a result of the rescission of the prior transaction), and (ii) an additional cash investment equal to $125,000. The shares of New Series A Preferred are convertible into 4,623,589 shares of the common stock of the Registrant based on a conversion formula equal to the price per share ($2.681682) divided by the conversion price ($0.58) multiplied by the total number of shares of New Series A Preferred issued (1,000,000), subject to adjustment in accordance with the provisions of the certificate of designations for the New Series A Preferred. The conversion price equals the consolidated closing bid price for a share of the Company's common stock prior to the signing of the definitive agreement governing the transaction.

The additional terms of the New Series A Preferred are as follows:

•
The shares of New Series A Preferred accrue cumulative dividends at the annual rate of 6% of the purchase price in preference to the common stock, and are payable when, as and if declared by the Board.

•
Upon the liquidation or dissolution of the Registrant, or any merger or sale of all or substantially all of the assets, the shares of New Series A Preferred are entitled to receive, prior to any distribution to the holders of common stock, 100% of the purchase price plus all accrued but unpaid dividends.

•
The New Series A Preferred plus all declared but unpaid dividends thereon automatically will be converted into common stock, at the then applicable conversion rate, upon the affirmative vote of 50% of the outstanding shares of New Series A Preferred.

•
Each share of New Series A Preferred will carry a number of votes equal to the number of shares of common stock then issuable upon its conversion into common stock. The New Series A Preferred generally will vote together with the common stock and not as a separate class, except as provided below.

•
Consent of the holders of the outstanding New Series A Preferred will be required in order for the Registrant to: (i) amend or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the New Series A Preferred; (ii) authorize, create or issue shares of any class of stock having rights, preferences, privileges or powers superior to the New Series A Preferred; (iii) reclassify any outstanding shares into shares having rights, preferences, privileges or powers superior to the New Series A Preferred; or (iv) amend the Registrant’s Articles of Incorporation or Bylaws in a manner that adversely affects the rights of the New Series A Preferred.

•
Holders of New Series A Preferred will be entitled to unlimited “piggyback” registration rights on registrations by the Registrant, subject to pro rata cutback at any underwriter’s discretion. The registration rights may be transferred to a transferree who acquires all of the New Series A Preferred.

The issuance of the New Series A Preferred to Mr. Guez was intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) thereof and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (“Commission”) under the Securities Act, as the New Series A Preferred was issued to an accredited investor, without a view to distribution and were not issued through any general solicitation or advertisement. The New Series A Preferred issued to Mr. Guez may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the Commission or with any state securities commission.

A copy of the Preferred Stock Rescission and Purchase Agreement entered into between the Registrant and Mr. Guez is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of the Series A Convertible Preferred Stock is attached as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 27, 2007, the Registrant received notification from the NASDAQ Listing Qualifications Department that the Registrant did not comply with Marketplace Rule 4310(c)(3), which requires the Registrant to have a minimum of $2,500,000 in stockholders’ equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

As a result of the new transaction with Mr. Guez, the Registrant filed an amendment to its Quarterly Report on Form 10-Q, for the quarterly period ended September 30, 2007. As set forth in that amendment, the Registrant reported stockholders’ equity to be $2,596,829, on an unaudited pro forma basis, assuming the new transaction with Mr. Guez was consummated on September 30, 2007. The Registrant also reported that it believes it satisfies NASDAQ’s stockholders’ equity requirement for continued listing, as set forth in NASDAQ Marketplace Rule 4310(c)(3), as of November 29, 2007.

As a result of the new transaction with Mr. Guez and the filing of the Registrant’s amendment to its quarterly report, on November 29, 2007, the Registrant received notification from the NASDAQ Listing Qualifications Department that the Registrant was again in compliance with Marketplace Rule 4310(c)(3). The Registrant expects that NASDAQ will continue to monitor the Registrant’s ongoing compliance with NASDAQ’s stockholders’ equity requirement for continued listing. If, at the time of its next periodic report, the Registrant does not evidence compliance with NASDAQ’s stockholders’ equity requirement for continued listing, it may be subject to delisting by NASDAQ.

On November 30, 2007, the Registrant issued a press release announcing its receipt of the separate NASDAQ notifications. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Exhibits.

4.1	Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Blue Holdings, Inc.

10.1	Preferred Stock Rescission and Purchase Agreement by and between Blue Holdings, Inc. and Paul Guez

99.1	Press Release issued by the Registrant on November 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Holdings, Inc.

Date: November 30, 2007	By:	/s/ Larry Jacobs
Larry Jacobs Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Blue Holdings, Inc.

10.1	Preferred Stock Rescission and Purchase Agreement by and between Blue Holdings, Inc. and Paul Guez

99.1	Press Release issued by the Registrant on November 30, 2007.